UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 04, 2021

Omega Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40657	81-3247585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Acorn Park Drive
Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 949-4360

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OMGA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2021, Omega Therapeutics, Inc. (the “Company”) entered into a lease (the “Lease”) with ARE-MA Region No, 94, LLC (the “Landlord”), pursuant to which the Company agreed to lease an aggregate of approximately 89,246 rentable square feet of office and laboratory space located at One Charles Park, Cambridge, Massachusetts, 02142 (the “Premises”).

The term of the Lease is estimated to begin on December 15, 2022 and end on January 1, 2037 subject to certain extension rights. The term of the Lease will commence on the earlier of (i) the date the Landlord delivers the Premises to the Company with the tenant improvements substantially completed and (ii) the date in which the Landlord could have delivered the Premises to the Company, but for the Company’s delays, and last for a period of one hundred and eighty (180) months. Pursuant to the terms of the Lease, delivery of the Premises is conditioned upon Landlord acquiring fee title to the property or entering into a master lease to become the master lessee of the Property (the “Condition Precedent”) and, if it is not satisfied by January 26, 2022, the Lease may be terminated by the Landlord or Company by delivery of written notice to the other on or before February 2, 2022. The Lease provides that base rent for the Premises will be $115.00 per square foot, subject to an annual upward adjustment of 3% of the then current rental rate, starting on the first anniversary of the first payment of rent under the Lease, and other potential adjustments based on the Company’s utilization of certain tenant improvement allowances.

The Lease contains customary representations and warranties, covenants, obligations and indemnities in favor of either party.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) Creation of a Direct Financial Obligation.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Therapeutics, Inc.

Date:	November 8, 2021	By:	/s/ Mahesh Karande
Mahesh Karande President and Chief Executive Officer